

OPTIMIZERx Corporation

OPTIMIZERx Corporation
400 Water Street, Suite 200
Rochester, MI 48307
Phone: 248.651.6568
Fax: 248.453.5529
http://www.optimizerxcorp.com/

OPTIMIZERx OPRx CORPORATION
Better Access.
Better Results.

SAFE HARBOR :

This presentation contains forward-looking statements within the definition of Section 27A of the Securities Act of 1933, as amended and such section 21E of the Securities Act of 1934, amended. These forward-looking statements should not be used to make an investment decision.

The words 'estimate,' 'possible' and 'seeking' and similar expressions identify forward-looking statements, which speak only as to the date the statement was made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition and other material risks.

SampleMD: Our primary product offering

- SampleMD is a software platform that allows pharmaceutical and other interested companies to present co-pay and voucher offers directly in the doctor's prescribing workflow.
- The SampleMD platform **resides within our partners** ePrescribe or electronic health record (EHR) software offerings.
- Doctors are able to **offer patients sample vouchers or coupons on-site at the time of prescription**, making it easy and simple to use.
- **Coupon info is automatically sent to pharmacy** with eRx
- SampleMD is **paid $4-$5** by the manufacturer each time an eCoupon or eVoucher is distributed to a patient.

SampleMD is a highly-leverageable platform

- SampleMD, by partnering with the rapidly-expanding EHR/EMR market, is able to be **within the primary workflow of hundreds of thousands of healthcare providers.**
- SampleMD in turn **shares revenue** with each software partner that provides them direct access to health care providers.
  - This is a cheap, incremental source of revenue for EHR/EMRs, making it a very attractive prospect for them
- **SampleMD is already installed in Allscripts Inc.** (NASDAQ:MDRX), New Crop and Dr. First, which enables SampleMD to reside in over 250 EHR systems.
- Patent-protected, with improvements and additional patent applications filed

SampleMD is attractive to all stakeholders

Pharma: Provides access to prescribers and patients at the point of prescription, the most critical moment in the prescription chain

Doctors: Provides information regarding drugs and the financial assistance available to patients, allowing doctors to choose their preferred drug while maintaining adherence

EHR/EMRs: Provides low-cost incremental revenue for systems already in place

Patients: Provides overall lower cost of prescriptions, improving adherence and outcomes

Key Trends—The Pharmaceutical Sales Dilemma

Pharma Reps & Samples Decline In Size, Effectiveness, and ROI



Sales Rep Attrition
105,000
90,000
75,000
60,000
2003
2007
2009
2012



Visits With Samples (Millions)
120
110
100
90
80
70
60
2007
2008
2009
2010
2011

Did You Know…
According to the spring 2011 Access Monitor™ report, only 54% of prescribers were "rep-accessible"?

Source:
[2] **Cegedim Strategic Data**
https://www.cegedimstrategicdata.com/

Pharma Marketing Network

OPTIMIZERx OPRx CORPORATION

Better Access.
Better Results.

Key Trends—Size of Target Pharmaceutical Market

Drug Rep Visits (Detailing) a $15 billion per year market, total promotional spending of $27 billion per year

US Pharmaceutical Promotional Spending, by Marketing Channel, 2012
millions and % change vs. same period of prior year

	Spending	% change
Clinical trials	$133.3	-13%
Detailing	$14,997.6	-5%
DTC	$3,101.9	-22%
Mailing	$1,164.5	16%
Meetings	$2,143.4	-2%
Print advertising	$91.8	-44%
Samples	$5,722.2	-9%
Total	**$27,354.7**	**-8%**

Source: Cegedim Strategic Data, "2012 US Pharmaceutical Promotion Spending," Feb 15, 2013
152649 www.eMarketer.com

Top 10 Pharmaceutical Companies, Ranked by US Promotional Spending, 2012
billions and % of total

	Spending	% of total
1. Pfizer	$2.39	9%
2. Merck & Co.	$2.11	8%
3. AstraZeneca	$1.78	6%
4. Lilly	$1.64	6%
5. Boehringer Ingelheim	$1.46	5%
6. GlaxoSmithKline	$1.32	5%
7. Forest Laboratories	$1.31	5%
8. Novartis	$1.21	4%
9. Bristol-Myers Squibb	$1.16	4%
10. Abbott Laboratories	$1.10	4%

Source: Cegedim Strategic Data, "2012 US Pharmaceutical Promotion Spending," Feb 15, 2013
152648 www.eMarketer.com

Detailing, a one-to-one approach used by pharma firms to educate physicians about new products, garnered the largest outlay—nearly $15 billion. The next largest promotional channel was samples, at $5.72 billion.

Read more at http://www.emarketer.com/Article/US-Pharma-Marketing-Spend-Falls-Most-Channels/1009721#wjPlkxOMTL4A4HpT.99

Key Trends—Pharma Knows It Works

Vouchers And Co-pay Coupons Are Replacing The $6B Samples Market & Improving Adherence

Nearly all manufacturers offer co-payments not based on income

- In July 2011 there were 310 co-pay card programs in the US, a 260% increase from 2009
- Co-pay cards were 1/3 of overall prescription drug market and 13% of branded drugs

Source:
[4] **Cleveland Resource Company**
http://pcmanet.org/

CLEVELAND RESEARCH COMPANY

Industry report conservatively made the following assumptions:

- 100M prescriptions associated with coupons in 2010 or 11% of brand prescriptions
  - At $40 value per offer, that is approximately $4BN in spending
- **Co-pay coupons to increase 15% per year from 100M in 2010 to 500M in 2021**
- Co-pay coupons will represent 20% of non-specialty brand prescriptions in 2014, 30% in 2017, and 50% in 2021

Source:
[5] **Pharmaceutical Care Management Association**
http://pcmanet.org/

PCMA

Key Trends—The Doctor's Dilemma

Patients Are Resisting Increases In Co-pay Costs, Affecting Fill Rates/Adherence


Co-pay Amount
Tier 4
Specialty Drugs
$50
Tier 3
Other Covered Brand Drugs
$40
Tier 2
Preferred Brand Drugs
$25
Tier 1
Covered Generic Drugs
$5

"First, measures for improving **adherence must address financial barriers …** especially the co-payments that patients must make for medications."

Did You Know…
Hospital expenses include demand for new medications/technology, aging of population, and medical personnel compensation?

The NEW ENGLAND JOURNAL of MEDICINE
Source:
[1] **New England Journal of Medicine**
https://www.nejm.org/

Key Trends—The Doctor's Solution

Co-Pay Cards And Coupons: Letting The Facts Get In The Way


Impact Of Co-Pay Offset Program On Patient Adherence to BRAND
270
250
225
200
175
275
250
210
+20 DAYS
+40 DAYS
$25 ECP Co-Pay
$60 Co-Pay reduced to $25 w/Co-pay Card
$25 Co-Pay
Control Group 2: Paying $25 w/Co-pay Card
$50 Co-Pay
Control Group 2: Paying $60 w/Co-pay Card
Effect Of Moving Patient From $60 to $35 Co-pay
+20 Days– Increased Loyalty:
Longer Therapy Than Cohort At Equivalent Co-Pay
+40 Days– Response To Lower Co-pay:
More Days Of Therapy Based On Initial Co-Pay Level

Sources:

[6] **Wolters Kluwer Health (PTD search)**
http://www.wolterskluwerhealth.com/

Wolters Kluwer

[7] **Pharmaceutical Care Management Association**
http://www.amundsengroup.com/

AMUNDSEN

Key Trends— The EHR Opportunity


E-Prescribing Projected Growth
New Prescriptions
Prescription Renewal Responses
57 million
269 million
▲75%
96 million
474 million
2 billion
2010
2011
2016

Did You Know…

- 570M prescriptions were routed electronically in 2011?
- More than 1 in 2 office-based physicians will be e-prescribed in 2011?

SampleMD Is . . .

The Right Solutions, The Right Technology, The Right Opportunity

SampleMD™ is now

- Integrated directly into the workflow of over 250+ EMR ePrescribe systems
- Reaches 200,000 health providers
- The preferred way to access branded prescription vouchers, co-pay savings, and other support programs
- Patent-protected, with strong and increasing IP portfolio



Medication & Sig
'Brand Y' 150 MG TABS - QUANTITY 30 - 1 TAB
'Brand Y' Instant $15 Savings Coupon
Patient Savings Card
Pay $50 or less for your Brand A' 35 mg or 150 mg Prescription!*
SampleMD

Key Health Systems & ePrescribe Platforms

Full Integration



Reach
Rules
Reporting
Results
SampleMD

Allscripts

DrFirst Certified Partner

Emory Healthcare

Cleveland Clinic

NewCrop

St. Barnabas Health System

Carilion Clinic

Henry Ford Health System

NuHealth

Dreyer Medical Clinic Advocate

Ochsner Health System

SampleMD is partnering with the largest 'ePrescribing' and electronic healthcare record (EHR) software platforms to reach more targeted care providers who are active electronic prescribers



Millions of scripts
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09

Allscripts

Allscripts forecasts: 125 million scripts will be processed over the next 12 months

More Doctors Are Prescribing Medicines Online, *WSJ*, April 20, 2010
Allscripts, April 2010

Allscripts has 70,000 active Physicians ePrescribe users

Key Health Pharmaceutical & Health Care Clients

Building the Technology Pathway to Deliver Support from Leading Pharma companies

SANOFI

NOVARTIS

Pfizer

BAYER

Genentech

Warner Chilcott

Bristol-Myers Squibb

Lilly

SUNOVION

Roche Diagnostics

Abbott
A Promise for Life

ENDO PHARMACEUTICALS

Boehringer Ingelheim

astellas
Leading Light for Life

Watson

Walgreens

PharmaDerm

SampleMD Will Be . . .

Valuable Real Estate

DEMO

- **eCouponing:** eVouchers and eCoupons generated from the EMR/ePrescribe System—generates revenue, fuels access to EHR/EMRs
- **Patient Education:** Offer sponsored Patient Education and Adherence Programs at the point of prescribing
- **Product Info & Support**: Offer sponsored product information and live support from the EMR/ePrescribe System
- **Rep Visit (eViteRep (patent pending)):** Health providers can request a Rep Visit and appointment time


eCouponing
Patient Education
Product Info & Support
Auto Rep Request
Doctor reviews, selects, prints & eSends
Pharmacy notified with ePrescription
Patient Redeems
Tracks & Reports

SampleMD: Key Financial Trends

Quarterly eCoupon Distributions:

Q3 2012: **90,116**

Q4 2012: **68,771**

Q1 2013 (-3/28): **129,266**

Monthly eCoupon Distributions:

November 2012: **22,049**

December 2012: **19,747**

January 2013: **20,347**

February 2013: **40,224**

March 2013 (-3/28): **68,695**

SampleMD: Key Financial Metrics

Financial Performance:

2011 Gross Revenue: **$1.1MM**

2012 Gross Revenue: **$2.049MM**

2011 Net Income: **($2.1MM)**

2012 Net Income: **($364K)**

Q4 2012 Net Income: **$119k**

Key Stock Data (as of 4/3/2013):

Price: $1.41

Shares Out: 14.2mm primary, additional approx. 20mm warrants

Market cap: $20MM primary

Avg. Volume: 20,000/day (three months trailing basis

Key Management and Contacts

Chairman and Chief Executive Officer: Shad Stastney

Founder, Vice Chairman and Chief Strategy Officer: Dave Harrell

President and COO: Dave Lester

Executive VP of Sales: Terry Hamilton

Company contact:

Shad Stastney

sstastney@samplemd.com

248-651-6568